                                                                                                                           ASAFSUPP1203
                                     American Skandia Advisor Funds, Inc. ("ASAF" or the "Funds")
       Supplement dated December 15, 2003 to the Prospectus and Statement of Additional Information ("SAI") dated March 1, 2003

                        THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED NOVEMBER 28, 2003 AND FILED ON NOVEMBER 24, 2003

(1)      All Funds --Termination of Program Offering Insurance Coverage to Fund Shareholders

         The Program  whereby  American  Skandia Life  Assurance  Corporation  ("ASLAC"),  an affiliated  person of the Funds under the
Investment  Company Act of 1940,  as  amended,  offers  certain  life  insurance  coverage  to certain  shareholders  of the Funds will terminate effective at the close of business on January 31, 2004.  Accordingly,  effective December 15, 2003, the following  disclosure is added at the end of the third paragraph under "Special  Investment  Programs and Privileges - Optional  Benefits" on page 122 of the
Prospectus:

         Please note that this special program will be discontinued effective as of the close of business on January 31, 2004.

(2)      ASAF Strong International Equity Fund

         The sub-advisory agreement between Prudential  Investments LLC ("PI") and American Skandia Investment Services,  Inc. ("ASISI"
and together  with PI, the  "Investment  Manager")  and Strong  Capital  Management,  Inc.  ("Strong")  with respect to the ASAF Strong
International  Equity Fund (the  "International  Equity  Fund") will be  terminated  effective at the close of business on December 12,
2003.  Effective  December 15, 2003,  pursuant to a new sub-advisory  agreement,  the International  Equity Fund will be sub-advised by
William  Blair & Company,  L.L.C.  ("William  Blair") and will be renamed  the ASAF  International  Equity  Fund.  Shareholders  of the
International  Equity Fund will be sent an  information  statement  containing  more detailed  information  about William Blair and the reasons for the Investment Manager's retention of William Blair.

         Accordingly,  effective  December 15, 2003, all references in the Prospectus and SAI to the ASAF Strong  International  Equity
Fund are replaced by references to the ASAF International  Equity Fund and references to Strong Capital  Management,  Inc. are replaced by references to William Blair & Company,  L.L.C.  In addition,  the section of the  Prospectus  entitled  "Management  of the Funds --
The Sub-Advisors" is revised by deleting the sub-section relating to Strong on page 132 and replacing it with the following:

         William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago,  Illinois 60606, serves as Sub-advisor to the ASAF  International  Equity  Fund.  Since its  founding  in 1935,  the firm has been  dedicated  to  researching, financing and investing in high quality growth companies through four primary divisions:  investment  banking,  sales and trading,  asset  management and private  capital.  As of December 31, 2002,  William Blair managed  approximately
         $11.9 billion in assets.

         The portfolio manager  responsible for the day-today  management of the ASAF  International  Equity Fund is W. George
         Greig.  Mr.  Greig is a  principal  of  William  Blair  and  joined  the firm in 1996 as an  international  portfolio manager.  He has managed the ASAF  International  Equity Fund since William Blair became its  sub-advisor in December
         2003.

         In addition,  the Board of Directors  of ASAF  unanimously  approved,  on November  19,  2003, a Plan of  Reorganization  (the
"Plan")  pursuant to which the  International  Equity Fund would  transfer  substantially  all of its assets to the ASAF William  Blair
International  Growth Fund (the  "International  Growth Fund").  As a result of the  reorganization,  shareholders of the International
Equity Fund would receive shares of the  International  Growth Fund in exchange for their shares of the  International  Equity Fund and the  International  Equity Fund would cease  operations.  The Plan requires  approval of the shareholders of the  International  Equity
Fund and will be  submitted to  shareholders  for their  consideration  at a special  meeting to be held by April 2004.  If the Plan is approved by shareholders of the International Equity Fund, the reorganization is expected to become effective shortly thereafter.

(3)      ASAF T. Rowe Price Tax-Managed Fund

         The Board of Directors of ASAF unanimously  approved,  on November 19, 2003, a Plan of Reorganization (the "Plan") pursuant to which the ASAF T. Rowe Price  Tax-Managed  Fund (the "T. Rowe Price Fund") would transfer  substantially  all of its assets to the ASAF
Marsico  Capital Growth Fund (the "Marsico  Fund").  As a result of the  reorganization,  shareholders  of the T. Rowe Price Fund would receive  shares of the  Marsico  Fund in  exchange  for their  shares of the T. Rowe Price Fund and the T. Rowe Price Fund would  cease operations.  The Plan requires  approval of the  shareholders of the T. Rowe Price Fund and will be submitted to shareholders for their consideration  at a special  meeting to be held by April 2004. If the Plan is approved by  shareholders  of the T. Rowe Price Fund, the reorganization is expected to become effective shortly thereafter.